Exhibit 10.1.33

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

INTELSAT

IntelsatOne Service Order No. 26078

	Intelsat Information	Customer Information
Name:	Intelsat Corporation (“Intelsat”)	Gogo LLC (“Customer”)
Address:	3400 International Drive, N.W.	1250 N. Arlington Heights Road
City/Country:	Washington, DC 20008, USA	Itasca, Illinois 60143
Attention:	Contract Manager – North America	Mr. Anand Chari
Telephone:	+1-202-944-6872	+1-630-647-1414
Facsimile:	+1-202-944-7529	+1-630-285-0191
Email:	NA-Contracts@intelsat.com	achari@gogoair.com
Type of Service Order	☒ New Service ☐ Renewal ☐ Amendment
MSA	Master Service Agreement No. 21078, dated 25 August 2008
Service Type	IPL ☒ (see Appendix 1 Service Details)
Service Start Date (SSD)

1 March 2013

Note: Intelsat reserves the right to reschedule/postpone the SSD if this Service Order is returned less than 6 business days before the stated SSD. Billing will commence on the SSD whether the Service commences or not, unless any delay is caused solely and directly by Intelsat.

Service End Date (SED)	31 January 2019 Note: If the SSD is delayed, the SED date will also be delayed by the same duration. The term of service will remain unchanged.
Service Fee (MRC)	[***]
Non-Recurring Charge (NRC)	None required
Deposit	None required
Billing Method	Monthly in advance
Appendices	Appendix 1: Service Details Appendix 2: Operational Contract Details

By signing and returning this Service Order No. 26078 (“Service Order”) to Intelsat, Customer is making an offer to purchase the service described in this Service Order (“Service”) from Intelsat. When executed by Intelsat, this Service Order shall become binding. Provision of the Service is subject to Intelsat receiving from Customer any required Deposit specified in a form acceptable to Intelsat at least fifteen (15) calendar days prior to the Service Start Date. Intelsat may apply the Deposit paid hereunder to cover any outstanding payments due by Customer to Intelsat under this Service Order or any other Service Order subject to the terms and conditions of the MSA set forth above. Intelsat shall return any remaining Deposit or security to Customer once all Services under the MSA have been terminated and liabilities have been settled. This Service Order incorporates the Appendices listed above, and the applicable Service Descriptions for the Service which are available at https://my.Intelsat.com and which may be revised from time to time by Intelsat. This Service Order and the Service are subject to the terms and conditions of the Master Service Agreement (“MSA”) referenced above. In the event of a conflict between this Service Order and the MSA, this Service Order shall control.

Intelsat Confidential and Proprietary	Page 1 of 4

INTELSAT		CUSTOMER

By:	/s/ Patricia Casey	By:	/s/ Tim Joyce

Name:	Patricia A. Casey	Name:	Tim Joyce

Title:	Sr. VP & Deputy General Counsel	Title:	VP RF ENGINEER

Date:	3/12/2013	Date:	3/12/2013

Intelsat Confidential and Proprietary	Page 2 of 4

Appendix 1: Service Details

Service Type: International Private Line – Terrestrial (“IPL-T”)

Service ID (SVO) No.: 513872

Satellite & location	Refer to SVO # 25811
Service demarcation points	Point A: Gogo patch panel at PoP (111 8th Ave) Point Z: Intelsat Patch Panel at PoP (111 8th Ave – Level 3)
Cross connect	☒ INTELSAT provided (Intelsat will provide cross connect to Gogo Network in New York)

Intelsat Confidential and Proprietary	Page 3 of 4

Appendix 2 – Operational Contact Details

Customer Technical Contact:

Name	Bryan Lauer, VP Systems Engineering
Phone	+1-630- 647-1429
Fax	N/A
Mobile	+1-630-886-7054
E-mail address	blauer@gogoair.com

Intelsat Contact Details:

Intelsat POP address	☒ New York POP, Level 3, 111 8th Avenue, Suite 304, New York, NY 10011, USA
Sales Director	Name: Alasdair Calder Tel: (202) 944-6824 Email: alasdair.calder@intelsat.com
Sales Engineer	Name: Jeff Kimble Tel: (202) 944-6805 Email: jeff.kimble@intelsat.com
Provisioning Team	dsp@intelsat.com doc@intelsat.com (out of hours support 24 x 7 x 365)

Intelsat Confidential and Proprietary	Page 4 of 4